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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 April 21, 1997

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                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



             Delaware                  1-27                     74-1383447
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
         incorporation)                Number)            Identification Number)



      2000 Westchester Avenue,                                    10650
      White Plains, New York                                   (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)

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


Item 5. Other Events
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         1.       On April 21,  1997,  the  Registrant  announced  that  it  had been notified that the U. S. Supreme Court has decided not to review the decisions of the U. S. Court of Appeals for the Fifth Circuit and the U. S. Tax Court in the so-called
                  "Aramco Advantage" case. This action ends the company's long-standing dispute with the Internal Revenue Service (IRS).

                  This decision by the Supreme Court, affirming Texaco's position, will result in an earnings benefit of $488 million in the first quarter 1997, representing the after-tax effect of the expected refund of payments, with associated interest, made to the IRS in previous years for potential tax claims. Texaco expects a refund, including interest, exceeding $700 of which a significant portion is expected to be received in 1997.

                  On April 21, 1997, the Registrant issued a Press Release entitled "Texaco Advised Supreme Court Will Let Stand
                  Favorable Decision in `Aramco Advantage' Case," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

         2. On April 22, 1997, the Registrant issued an Earnings Press Release entitled "Texaco Reports Significant Increase In Net
                  Income: First Quarter 1997 Earnings Reach $980 Million," a copy of which is attached hereto as Exhibit 99.2 and made a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      Exhibits

         99.1     Press  Release  issued  by  Texaco  Inc. dated April 21, 1997,
                  entitled   "Texaco  Advised  Supreme   Court  Will  Let  Stand
                  Favorable Decision in `Aramco Advantage' Case."

         99.2 Press Release issued by Texaco Inc. dated April 22, 1997, entitled "Texaco Reports Significant Increase In Net Income:
                  First Quarter 1997 Earnings Reach $980 Million."


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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                                TEXACO INC.
                                                           ---------------------
                                                               (Registrant)





                                                      By:       R. E. KOCH
                                                           ---------------------
                                                           (Assistant Secretary)





Date:  April 22, 1997
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